EXHIBIT 10.6

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE THEREOF MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL FOR THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

                            EXERCISABLE ON OR BEFORE
                     5:30 P.M., NEW YORK TIME, May 11, 2003

No. W-                                                        _________ Warrants

                               WARRANT CERTIFICATE

         This Warrant Certificate certifies that ___________________, or registered assigns, is the registered holder of ______ Warrants to purchase initially, at any time from the date hereof until 5:30 p.m. New York time on May 11, 2003 ("Expiration Date"), up to _____ Units of NUWAVE TECHNOLOGIES, INC., a Delaware corporation (the "Company"), each Unit consisting of _________ shares of fully-paid and non-assessable shares of common stock, par value $.01 per share ("Common Stock") of the Company, and ______ Class A Redeemable Warrants of the Company, at the initial exercise price, subject to adjustment in certain events (the "Exercise Price"), of $100,000 per Unit upon surrender of this Warrant Certificate and either (i) payment of the Exercise Price; or (ii) accompanied by a Notice of Exchange at an office or agency of the Company, but subject to the conditions set forth herein and in the Placement Agent's Unit Purchase Warrant Agreement dated as of May 19, 1998 between the Company and JANSSEN/MEYERS ASSOCIATES, L.P., (the "Warrant Agreement"). Payment of the Exercise Price shall be made by certified or official bank check in New York Clearing House funds payable to the order of the Company.

         No Warrant may be exercised after 5:30 p.m., New York time, on the Expiration Date, at which time all Placement Agent's Warrants evidenced hereby, unless exercised prior thereto, hereby shall thereafter be void.

         The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants pursuant to the Warrant Agreement, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the

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Company and the holders (the words "holders" or "holder"  meaning the registered holders or registered holder) of the Warrants.

         The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price and/or number of the Company's securities issuable thereupon may, subject to certain conditions, be adjusted. In such event, the Company will, at the request of the holder, issue a new Warrant Certificate evidencing the adjustment in the Exercise Price and the number and/or type of securities issuable upon the exercise of the Warrants; provided, however, that the failure of the Company to issue such new Warrant Certificates shall not in any way change, alter or otherwise impair, the rights of the holder as set forth in the Warrant Agreement.

         Upon due presentment for registration of transfer of this Warrant Certificate at an office or agency of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided herein and in the Warrant Agreement, without any charge except for any tax or other governmental charge imposed in connection with such transfer.

         Upon the exercise of less than all of the Warrants evidenced by this Certificate, the Company shall forthwith issue to the holder hereof a new Warrant Certificate representing such numbered unexercised Warrants.

         The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

         All terms used in this Warrant Certificate which are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.


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

         IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal.

Dated as of May  , 1998

[SEAL]                                      NUWAVE TECHNOLOGIES, INC.

Attest:


                                            By:__________________________
                                               Name:
                                               Title:
--------------------------
Secretary


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

                         [FORM OF ELECTION TO PURCHASE]



     The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase __________ shares of Common Stock and herewith tenders in payment for such securities a certified or official bank check payable in New York Clearing House Funds to the order of NUWAVE TECHNOLOGIES, Inc. in the amount of $____________, all in accordance with the terms hereof. The undersigned requests that a certificate for such securities be registered in the name of _________________________ whose address is _______________________________________ that such Certificate be delivered to
__________________________ whose address is ______________________________.

Dated:

                                             Signature _________________________
                                             (Signature  must conform in
                                             all  respects  to  name  of
                                             holder as  specified on the
                                             face    of   the    Warrant
                                             Certificate.)



                                             -----------------------------------
                                             Insert Social Security or Other
                                             Identifying Number of Holder)


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


                          [FORM OF NOTICE OF EXCHANGE]



     The undersigned hereby irrevocably elects to exchange the right, represented by this Warrant Certificate, to purchase _________ Units of Warrant Securities effective on ___________ (Date of Exchange ) all in accordance with the terms hereof. The undersigned requests that a certificate for such securities be registered in the name of _________________________ whose address is _____________________________________________ and that such Certificate be
delivered  to   ___________________________________________   whose  address  is
_____________________________.

Dated:

                                             Signature _________________________
                                             (Signature  must conform in
                                             all  respects  to  name  of
                                             holder as  specified on the
                                             face    of   the    Warrant
                                             Certificate.)



                                             -----------------------------------
                                             Insert Social Security or Other
                                             Identifying Number of Holder)

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


                                 ASSIGNMENT FORM

The Holder hereby assigns and transfers unto

Name ____________________________________________________________
         (Please typewrite or print in block letters)

Address _________________________________________________________
        _________________________________________________________


the right to purchase Common Stock of _____________ represented by this Warrant to the extent of _______________ shares of Common Stock as to which such right is exercisable and does hereby irrevocably constitute and appoint ________________________________ Attorney, to transfer the same on the books of
_____________ with full power of substitution in the premises.


Date: ___________________, 199_


                                                 ------------------------------
                                                 Name of Registered Holder



                                                 ------------------------------
                                                 Signature



                                                 ------------------------------
                                                 Signature, if held jointly


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